EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      In connection with the Quarterly Report of Monmouth Community Bancorp on Form 10-QSB for the period ended June 30, 2003 (the "Report"), I, Anthony Giordano, III, Chief Financial Officer of Monmouth Community Bancorp, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and,

(2) the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Monmouth Community Bancorp.

Dated:  August 12, 2003                  /s/ Anthony Giordano, III
                                         ---------------------------------------
                                         Anthony Giordano, III,
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary


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